INCOME TAXES (Tables)	6 Months Ended
Jun. 30, 2025
INCOME TAXES
Summary of deferred tax assets

	June 30,	December 31,
	2025	2024
Deferred tax assets:
Net operating losses carryforwards	$4,624,932	$4,448,794
Allowance for credit losses of accounts receivable	64,558	63,357
Allowance for doubtful accounts of prepayments	13,353	15,605
Allowance for credit losses of other current assets	2,645	11,381
Less: allowance on deferred tax assets	(4,705,488)	(4,539,137)
	$—	$—